SunAmerica Series Trust

 Supplement to the Statement of Additional Information dated
 July 5, 2000


 The advisory fee rate payable to the Advisor for the Goldman
 Sachs Research Portfolio listed on Page B-61 of the Statement of Additional Information should read 1.20% of Net Assets.





           Dated:    July 7, 2000